AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
EXECUTIVE ADVANTAGESM
GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
SUPPLEMENT DATED FEBRUARY 19, 2003
TO PROSPECTUS
DATED MAY 1, 2002

          Effective February 19, 2003, AIG Life Insurance Company is amending the prospectus for the sole purpose of reflecting a change in the investment options available under the Policies.

          The Berger Institutional Products Trust - Small Company Growth Fund (the "Fund") will no longer be offered as an investment option available under the Policies. Effective immediately, we will no longer accept new allocations or transfers to the Fund. For a period of time after February 19, 2003, we may provide you with confirmations, statements and other reports that contain the name of this formerly available investment option.